Exhibit 10.3

SECOND AMENDMENT TO

STOCKHOLDERS’ AGREEMENT

This Second Amendment to Stockholders’ Agreement (this “Amendment”) is dated March 20, 2023 by and among U.S. Xpress Enterprises, Inc., a Nevada corporation (the “Company”), and the undersigned individuals and entities (the “Fuller Stockholders”).

RECITALS

The Company and the Initial Stockholders are parties to the Stockholders’ Agreement dated as of June 13, 2018 (the “Stockholders’ Agreement”).

The Company and the Initial Stockholders amended the Stockholders’ Agreement pursuant to that Amendment to Stockholders’ Agreement dated as of May 24, 2019.

Pursuant to Section 4.7 of the Stockholders’ Agreement, the Company and the Fuller Stockholders, who hold two-thirds or more of all the Common Stock owned by the Stockholders, may amend the Stockholders’ Agreement as provided herein.

NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

AGREEMENT

1.            Defined Terms. Capitalized terms used in this Amendment but not otherwise defined herein have the meanings given to them in the Stockholders’ Agreement.

2.            Amendment of Section 2.2. Section 2.2 of the Stockholders’ Agreement is hereby amended by adding the following final sentence:

“The restrictions on Transfer contained in Section 2.1 of this Agreement will not apply to any Transfer to Knight-Swift Transportation Holdings Inc., a Delaware corporation, or any subsidiary thereof.”

3.            Counterparts. This Amendment may be signed in multiple counterparts. Each counterpart will be considered an original instrument, but all of them in the aggregate will constitute one agreement. Facsimile signatures delivered by telecopy or other electronic means will be given effect for purposes of the signature page of this Amendment.

4.            Binding Effect. This Amendment shall inure to the benefit of, and be binding upon, the successors, permitted assigns, heirs, executors, and administrators of the parties hereto.

5.            Governing Law. This Amendment will be governed by, and construed in accordance with, the laws of the state of Tennessee (without considering Tennessee choice of law provisions).

6.            Miscellaneous. Except as modified by this Amendment, all of the terms and conditions of the Stockholders’ Agreement remain in full force and effect. In the event of a conflict between any term or provision of the Stockholders’ Agreement and this Amendment, the terms and provisions of this Amendment shall control.

(Signatures on next page)

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Stockholders’ Agreement to be duly executed and delivered on the date and year first above written.

U.S. XPRESS ENTERPRISES, INC.

By:	/s/ Eric Fuller
Name:	Eric Fuller
Title:	President and CEO

MAX L. FULLER

By:	/s/ Max L. Fuller

FULLER FAMILY ENTERPRISES, LLC

By:	/s/ Janice B. Fuller
Name:	Janice B. Fuller
Title:	Managing Member

By:	/s/ Max L. Fuller
Name:	Max L. Fuller
Title:	Managing Member

FSBSPE 1, LLC

By:	/s/ Max L. Fuller
Name:	Max L. Fuller
Title:	Manager

FSBSPE 2, LLC

By:	/s/ Max L. Fuller
Name:	Max L. Fuller
Title:	Manager

Signature Page to Second Amendment to Stockholders’ Agreement

FSBSPE 3, LLC

By:	/s/ Max L. Fuller
Name:	Max L. Fuller
Title:	Manager

WILLIAM E. FULLER

By:	/s/ William E. Fuller

IRREVOCABLE TRUST FBO WILLIAM E. FULLER

By:	/s/ William E. Fuller
Name:	William E. Fuller
Title:	Trustee

MAX FULLER FAMILY LIMITED PARTNERSHIP

By:	/s/ William E. Fuller
Name:	William E. Fuller
Title:	Managing General Partner

IRREVOCABLE TRUST FBO STEPHEN C. FULLER

By:	/s/ Stephen C. Fuller
Name:	Stephen C. Fuller
Title:	Trustee

IRREVOCABLE TRUST FBO CHRISTOPHER M. FULLER

By:	/s/ Christopher M. Fuller
Name:	Christopher M. Fuller
Title:	Trustee

Signature Page to Second Amendment to Stockholders’ Agreement